EQ ADVISORS TRUSTSM

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

SUPPLEMENT DATED MAY 12, 2011 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2011

This Supplement supersedes and replaces information contained in the May 1, 2011 Supplement to the above-referenced Summary Prospectus dated May 1, 2011 of the EQ/AllianceBernstein Small Cap Growth Portfolio of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding the EQ/AllianceBernstein Small Cap Growth Portfolio (“Portfolio”).

As of the date of this supplement, the legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2011, as supplemented May 1, 2011 and Statement of Additional Information (“SAI”), dated May 1, 2011, as supplemented May 1, 2011, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2010, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Effective immediately, the second sentence of the first paragraph under the caption “EQ/AllianceBernstein Small Cap Growth Portfolio – Investments, Risks and Performance – Principal Investment Strategy” of the Prospectus is deleted and revised as follows:

Small capitalization companies mean those companies with market capitalizations within the range of the Russell 2500 Index at the time of purchase (market capitalization range of approximately $24.2 million to $13.7 billion as of December 31, 2010).